UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07080

Name of Fund: MuniYield Michigan Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -   Report to Stockholders


MuniYield Michigan
Insured Fund, Inc.


Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniYield Michigan Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely.
At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 10.69%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:


Total Returns as of October 31, 2005                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                            +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)         + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.87         + 3.54


The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund ended the period in a neutral position in terms of interest rate risk, as we anticipate that continued moderate economic growth and negligible inflation will support relatively stable interest rates.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly, while their yields, which move in the opposite direction, fell. However, in the final months of the period, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

Over the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points (.52%) to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago.
Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion - a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, high yield tax-exempt bond funds have been the principal target for these new cash inflows, receiving an average of $115 million per week in recent months. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.


Describe conditions in the State of Michigan.

At period-end, Michigan maintained credit ratings of Aa2, AA and AA with a stable outlook from Moody's, Standard & Poor's and Fitch, respectively. All three agencies downgraded the state during the period, citing the troubled automotive sector and weak revenue estimates. Michigan's debt ratios, however, are quite low for a populous state and indicate relative flexibility in the ability to respond to economic downturns. The state's pension system is well-funded.

Whether Michigan's credit rating is further downgraded depends on a recovering economy, stable employment trends and continued budget balancing. Employment in the state declined in 2004 for the fourth consecutive year, although the annual rate of job losses has moderated each year since 2001. The manufacturing sector - particularly the auto industry, led by General Motors Corp. - has been responsible for the job losses, which have weighed on revenue collections and could indicate longer-term economic problems for the state. On the positive side, preliminary employment data for September 2005 revealed a 6.4% unemployment rate, a significant improvement over the 7.1% rate a year earlier.

As of September 30, 2005, the end of the state's fiscal year, Michigan showed a near-zero reserve balance in its major operating funds, reflecting the use of its past surpluses to close budget shortfalls. Through August 2005, Michigan's general fund revenues for fiscal year 2005 were almost 1% above estimates. Governor Granholm recently approved a $41 billion budget for fiscal year 2006 with no reliance on broad-based tax increases. The budget generally maintained spending cuts proposed by the governor to eliminate a general fund deficit of $770 million.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Michigan Insured Fund, Inc. had net annualized yields of 6.36% and 6.37%, based on a year-end per share net asset value of $15.32 and a per share market price of $15.31, respectively, and $.975 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.24%, based on a change in per share net asset value from $15.96 to $15.32, and assuming reinvestment of all distributions.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



The Fund's total return, based on net asset value, trailed the +3.18% average of the Lipper Michigan Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) The underperformance can be attributed in part to the portfolio's relatively defensive interest rate positioning, which proved to be premature as yields on longer bonds failed to rise to the extent anticipated. Also detracting from relative results was the Fund's high degree of credit quality in a market environment in which lower-rated bonds, particularly BBB-rated hospital and corporate-backed issues, were generally strong performers. As an insured Fund, we own fewer lower-rated, higher-yielding securities than most of our competitors. At the end of the period, more than 85% of the Fund's assets were invested in AAA-rated bonds.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was -.17%, based on a change in per share net asset value from $15.83 to $15.32, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We added higher-yielding issues to the portfolio whenever we found them to be attractively priced. However, narrowing credit spreads forced us to limit these purchases because the additional yield available remained unattractive compared to historical levels. Recent purchases have focused on more interest rate-sensitive bonds with maturity dates ranging from 2030 - 2035. We believe these bonds should perform well given our expectations for relatively stable interest rates and a historically flat yield curve in the coming months. The new purchases were largely funded through the sale of prerefunded bonds maturing in less than five years. Although these sales allowed us to lock in the securities' significant price appreciation, we did lose their attractive acquisition yield, as they were issued in earlier, higher interest rate environments. The resultant loss of portfolio income limited our overall portfolio activity during the period, as we did not want to sacrifice significant levels of dividend income to purchase bonds at the current low market yields.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.39% for Series A, 2.20% for Series B, 2.18% for Series C and 2.39% for Series D. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.76% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a neutral position with respect to interest rate risk. We expect to maintain this positioning in the near future in anticipation of continued moderate economic expansion and negligible inflationary pressures. Higher energy costs, especially for winter heating fuel, are expected to weigh on consumer spending and confidence and could promote a relatively stable interest rate environment. If, however, the U.S. economy strengthens or retail prices rise more than expected, we would likely position the portfolio more defensively in anticipation of higher interest rates down the road. Regardless of the economic backdrop, we plan to keep the portfolio fully invested to enhance shareholder income. Future portfolio activity is likely to focus on our ongoing efforts to maintain the Fund's attractive distribution yield.


Fred K. Stuebe
Vice President and Portfolio Manager


November 14, 2005



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Portfolio Information as of October 31, 2005


                                        Percent of
Quality Ratings by                        Total
S&P/Moody's                            Investments

AAA/Aaa                                    87.0%
AA/Aa                                       3.3
A/A                                         4.1
BBB/Baa                                     4.3
BB/Ba                                       1.1
Other*                                      0.2

 * Includes portfolio holdings in short-term investments.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)


       Face
     Amount   Municipal Bonds                                          Value

Michigan--149.1%

              Adrian, Michigan, City School District, GO (d):
  $   2,000     5% due 5/01/2029                                     $    2,064
      1,600     5% due 5/01/2034                                          1,645

      1,000   Allegan, Michigan, Public School District, GO,
              5.75% due 5/01/2010 (d)(e)                                  1,093

      1,000   Ann Arbor, Michigan, Public School District,
              School Building and Site, GO, 5% due 5/01/2027              1,037

              Belding, Michigan, Area Schools, GO, Refunding (c):
        785     6.05% due 5/01/2006 (e)                                     804
        215     6.05% due 5/01/2021                                         220

      1,000   Birmingham, Michigan, City School District, School
              Building and Site, GO, 5% due 11/01/2033 (d)                1,029

      1,000   Central Montcalm, Michigan, Public Schools, GO,
              5.90% due 5/01/2009 (b)(e)                                  1,081

              Delta County, Michigan, Economic Development
              Corporation, Environmental Improvement Revenue
              Refunding Bonds (Mead Westvaco--Escanaba) (e):
      1,500     AMT, Series B, 6.45% due 4/15/2012                        1,685
      2,000     Series A, 6.25% due 4/15/2012                             2,283

              Detroit, Michigan, City School District, GO, Series A (e):
      1,000     5.50% due 5/01/2012 (d)                                   1,100
      2,300     (School Building and Site Improvement), 5.375%
                due 5/01/2013 (c)                                         2,524

              Detroit, Michigan, GO (b):
      1,400     5.50% due 4/01/2018                                       1,515
      1,325     5.50% due 4/01/2020                                       1,428

              Detroit, Michigan, Sewer Disposal Revenue Refunding
              Bonds, Series A:
      3,150     Second Lien, 5% due 7/01/2030 (b)                         3,255
      1,000     Senior Lien, 5% due 7/01/2032 (d)                         1,026

              Detroit, Michigan, Water Supply System
              Revenue Bonds:
      4,375     DRIVERS, Series 200, 8.487%
                due 7/01/2011 (c)(e)(i)                                   5,379
      1,250     Senior Lien, Series A, 5.875%
                due 1/01/2010 (c)(e)                                      1,375
      6,900     Senior Lien, Series A, 5% due 7/01/2034 (b)               7,076
     14,790     Series B, 5.25% due 7/01/2032 (b)                        15,551
      3,970     Series B, 5% due 7/01/2034 (b)                            4,071

      1,415   Detroit, Michigan, Water Supply System Revenue
              Refunding Bonds, 6.25% due 7/01/2012 (c)(h)                 1,555

      3,900   Dickinson County, Michigan, Economic Development
              Corporation, Environmental Improvement Revenue
              Refunding Bonds (International Paper Company Project),
              Series A, 5.75% due 6/01/2016                               4,107



       Face
     Amount   Municipal Bonds                                          Value

Michigan (continued)

  $   3,100   Dickinson County, Michigan, Healthcare System,
              Hospital Revenue Refunding Bonds, 5.80%
              due 11/01/2024 (g)                                     $    3,243

      1,610   East Grand Rapids, Michigan, Public School District,
              GO, 5.75% due 5/01/2009 (d)(e)                              1,734

              Eastern Michigan University Revenue Bonds,
              Series B (c):
      1,500     5.60% due 6/01/2025                                       1,610
      1,310     5.625% due 6/01/2030                                      1,408

      1,025   Eastern Michigan University, Revenue Refunding
              Bonds, 6% due 6/01/2020 (a)                                 1,131

              Eaton Rapids, Michigan, Public Schools, School
              Building and Site, GO (d):
      1,325     5.25% due 5/01/2020                                       1,422
      1,675     5.25% due 5/01/2021                                       1,795
      1,700     5% due 5/01/2026                                          1,764
      3,600     5% due 5/01/2029                                          3,716

              Flint, Michigan, Hospital Building Authority, Revenue
              Refunding Bonds (Hurley Medical Center), Series A (g):
        615     5.375% due 7/01/2020                                        629
      1,375     6% due 7/01/2020                                          1,488

      2,200   Fowlerville, Michigan, Community Schools, School
              District, GO, 5% due 5/01/2030 (c)                          2,266

      1,000   Frankenmuth, Michigan, School District, GO, 5.75%
              due 5/01/2010 (c)(e)                                        1,093

      3,650   Gibraltar, Michigan, School District, School Building
              and Site, GO, 5% due 5/01/2028 (c)                          3,773

      1,100   Grand Blanc, Michigan, Community Schools, GO,
              5.625% due 5/01/2020 (c)                                    1,205

              Grand Rapids, Michigan, Building Authority Revenue
              Bonds, Series A (a):
      1,035     5.50% due 10/01/2012 (e)                                  1,142
        665     5.50% due 10/01/2019                                        728
        900     5.50% due 10/01/2020                                        983

      2,070   Grand Valley, Michigan, State University Revenue
              Bonds, 5.50% due 2/01/2018 (c)                              2,290

      8,425   Greater Detroit, Michigan, Resource Recovery Authority
              Revenue Bonds, DRIVERS, Series 167, 9.486%
              due 12/13/2008 (a)(i)                                       9,793

              Gulf Lake, Michigan, Community School District,
              School Building and Site, GO (d):
      2,000     5% due 5/01/2028                                          2,067
      3,625     5% due 5/01/2030                                          3,734




Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
RIB        Residual Interest Bonds



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


       Face
     Amount   Municipal Bonds                                          Value

Michigan (continued)

  $   4,775   Harper Woods, Michigan, City School District,
              School Building and Site, GO, Refunding, 5%
              due 5/01/2034 (c)                                      $    4,908

      9,325   Hartland, Michigan, Consolidated School District, GO,
              6% due 5/01/2010 (c)(e)                                    10,269

      3,990   Hudsonville, Michigan, Public Schools, School Building
              and Site, GO, 5% due 5/01/2029 (d)                          4,118

      1,575   Jenison, Michigan, Public Schools, Building and Site,
              GO, 5.50% due 5/01/2019 (c)                                 1,717

      6,850   Kalamazoo, Michigan, Hospital Finance Authority,
              Hospital Facility Revenue Refunding Bonds (Bronson
              Methodist Hospital), 5.50% due 5/15/2008 (b)(e)             7,274

      4,000   Kent, Michigan, Hospital Finance Authority Revenue
              Bonds (Spectrum Health), Series A, 5.50%
              due 7/15/2011 (b)(e)                                        4,395

      4,000   Kent, Michigan, Hospital Finance Authority, Hospital
              Revenue Refunding Bonds (Butterworth Hospital),
              Series A, 7.25% due 1/15/2013 (b)                           4,599

      1,510   Lansing, Michigan, Building Authority, GO, Series A,
              5.375% due 6/01/2023 (b)                                    1,635

      1,875 Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds (Hillsdale College Project),
              5% due 3/01/2035                                            1,889

      2,250 Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds (Hope College),
              Series A, 5.90% due 4/01/2032                               2,348

              Michigan Higher Education Facilities Authority, Revenue
              Refunding Bonds (College for Creative Studies):
      1,235     5.85% due 12/01/2022                                      1,265
      1,145     5.90% due 12/01/2027                                      1,170

      2,500   Michigan Higher Education Student Loan Authority,
              Student Loan Revenue Bonds, AMT, Series XVII-B,
              5.40% due 6/01/2018 (a)                                     2,571

      1,065   Michigan Municipal Bond Authority Revenue Bonds
              (Local Government Loan Program), Group A, 5.50%
              due 11/01/2020 (a)                                          1,147

              Michigan Municipal Bond Authority, Revenue Refunding
              Bonds (Local Government Loan Program), Series A:
        150     6.50% due 11/01/2012 (b)                                    150
      1,000     6% due 12/01/2013 (c)                                     1,022
      7,000     6.125% due 12/01/2018 (c)                                 7,155

              Michigan State Building Authority, Revenue
              Refunding Bonds:
      2,500     (Facilities Program), Series I, 5.50%
                due 10/15/2018 (b)                                        2,723
      3,000     (Facilities Program), Series II, 5%
                due 10/15/2029 (b)                                        3,091
     11,140     RIB, Series 517X, 8.04% due 10/15/2010 (d)(i)            13,205



       Face
     Amount   Municipal Bonds                                          Value

Michigan (continued)

              Michigan State, COP (a):
  $   3,000     5.50% due 6/01/2010 (e)                              $    3,197
      3,000     5.40%** due 6/01/2022 (h)                                 1,362

      1,605   Michigan State, HDA, Rental Housing Revenue
              Bonds, AMT, Series A, 5.30% due 10/01/2037 (b)              1,618

      2,690   Michigan State, HDA, Revenue Refunding Bonds,
              Series C, 5.90% due 12/01/2015 (f)                          2,777

      2,530   Michigan State Hospital Finance Authority, Hospital
              Revenue Bonds (Mid-Michigan Obligation Group),
              Series A, 5.50% due 4/15/2018 (a)                           2,694

              Michigan State Hospital Finance Authority, Hospital
              Revenue Refunding Bonds:
      2,200     (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             2,303
      2,000     (Sparrow Obligation Group), 5.625%
                due 11/15/2031 (b)                                        2,073

              Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds:
      9,475     5% due 11/15/2036                                         9,677
      2,715     (Ascension Health Credit), Series A, 5.75%
                due 11/15/2009 (b)(e)                                     2,961
     12,000     (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (b)(e)                                    13,245
      2,500     (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (b)(e)                                     2,774
      4,805     (Mercy Health Services), Series T, 6.50%
                due 8/15/2007 (b)(e)                                      5,123
      2,000     (Mercy Health Services), Series X, 6%
                due 8/15/2009 (b)(e)                                      2,202
      2,200     (Mercy Health Services), Series X, 5.75%
                due 8/15/2019 (b)                                         2,371
      4,930     (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2014 (b)                                         5,349
      3,000     (Saint John Hospital), Series A, 6%
                due 5/15/2013 (a)(h)                                      3,164
      6,400     (Trinity Health), Series A, 6% due 12/01/2027 (a)         7,077
      1,000     (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,045
      5,255     (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            5,482
      3,100     (Trinity Health Credit), Series D, 5%
                due 8/15/2034                                             3,151

      5,000   Michigan State Strategic Fund, Limited Obligation
              Revenue Bonds (Ford Motor Company Project), AMT,
              Series A, 6.55% due 10/01/2022                              4,831

              Michigan State Strategic Fund, Limited Obligation,
              Revenue Refunding Bonds:
      7,250     (Detroit Edison Company), AMT, Series A, 5.55%
                due 9/01/2029 (b)                                         7,583
      6,000     (Detroit Edison Company Fund--Pollution),
                Series AA, 6.95% due 5/01/2011 (c)                        6,918
      3,300     (Detroit Edison Pollution Control), Series C, 5.45%
                due 9/01/2029                                             3,407
      2,175     (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            2,307



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


       Face
     Amount   Municipal Bonds                                          Value

Michigan (continued)

  $  15,000   Monroe County, Michigan, Economic Development
              Corp., Limited Obligation Revenue Refunding Bonds
              (Detroit Edison Co. Project), Series AA, 6.95%
              due 9/01/2022 (c)                                      $   19,288

      1,000   Montrose Township, Michigan, School District, GO,
              6.20% due 5/01/2017 (b)                                     1,174

      1,830   Muskegon Heights, Michigan, Water System Revenue
              Bonds, Series A, 5.625% due 11/01/2025 (b)                  1,978

        235   Northview, Michigan, Public School District, GO,
              Refunding, 5.80% due 5/01/2021 (b)                            240

      1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90%
              due 5/01/2009 (c)(e)                                        1,191

      5,320   Orchard View, Michigan, Schools, School Building and
              Site, GO, 5% due 5/01/2029 (b)                              5,483

      4,835   Ostego, Michigan, Public Schools District, School
              Building and Site, GO, 5% due 5/01/2034 (d)                 4,970

      2,425   Oxford, Michigan, Area Community School District, GO,
              5.50% due 11/01/2011 (d)(e)                                 2,663

      1,370   Pennfield, Michigan, School District, School Building
              and Site, GO, 5% due 5/01/2029 (c)                          1,414

      1,000   Plainwell, Michigan, Community Schools, School
              District, School Building and Site, GO, 5.50%
              due 11/01/2012 (d)(e)                                       1,105

      3,905   Plymouth-Canton, Michigan, Community School
              District, GO, 5% due 5/01/2029 (c)                          4,031

        700   Pontiac, Michigan, Tax Increment Finance Authority,
              Revenue Refunding Bonds (Development Area
              Number 2), 5.625% due 6/01/2022 (g)                           737

      1,425   Reed, Michigan, City Public Schools, School Building
              and Site, GO, 5% due 5/01/2026 (d)                          1,479

      2,500   Saginaw, Michigan, Hospital Finance Authority,
              Revenue Refunding Bonds (Covenant Medical
              Center), Series E, 5.625% due 7/01/2013 (b)                 2,686

              Saginaw Valley State University, Michigan, General
              Revenue Refunding Bonds (c):
      2,100     5% due 7/01/2024                                          2,184
      1,445     5% due 7/01/2034                                          1,486

      8,900   Saint Clair County, Michigan, Economic Revenue
              Refunding Bonds (Detroit Edison Company), RIB,
              Series 282, 9.79% due 8/01/2024 (a)(i)                     10,550

      1,300   Southfield, Michigan, Library Building Authority, GO,
              5.50% due 5/01/2010 (b)(e)                                  1,408

              Southfield, Michigan, Public Schools, School Building
              and Site, GO, Series A (d):
      2,900     5.25% due 5/01/2027                                       3,084
      3,500     5% due 5/01/2029                                          3,612



       Face
     Amount   Municipal Bonds                                          Value

Michigan (concluded)

  $   1,325   Sparta, Michigan, Area Schools, School Building and
              Site, GO, 5% due 5/01/2030 (c)                         $    1,365

      2,700   Sturgis, Michigan, Public School District, GO,
              Refunding, 5% due 5/01/2030 (c)                             2,789

      1,100   Waverly, Michigan, Community School, GO, 5.50%
              due 5/01/2010 (c)(e)                                        1,191

     10,660   Wayne Charter County, Michigan, Airport Revenue
              Bonds (Detroit Metropolitan Wayne County), AMT,
              Series A, 5.375% due 12/01/2015 (b)                        11,185

      1,750   Wayne Charter County, Michigan, Detroit
              Metropolitan Airport, GO, Airport Hotel, Series A,
              5% due 12/01/2030 (b)                                       1,795

              Wayne County, Michigan, Airport Authority Revenue
              Bonds (b):
     11,260     (Detroit Metropolitan Wayne County Airport),
                AMT, 5% due 12/01/2034                                   11,401
      6,910     DRIVERS, AMT, Series 1081-Z, 7.458%
                due 6/01/2013 (i)                                         7,521

              West Bloomfield, Michigan, School District,
              GO Refunding (c):
      1,710     5.50% due 5/01/2017                                       1,864
      1,225     5.50% due 5/01/2018                                       1,335

      2,405   West Branch-Rose City, Michigan, Area School District,
              GO, 5.50% due 5/01/2009 (c)(e)                              2,571

      6,075   Western Michigan University Revenue Bonds, 5%
              due 11/15/2035 (c)                                          6,261

      1,600   Zeeland, Michigan, Public Schools, School Building and
              Site, GO, 5% due 5/01/2029 (b)                              1,651


Puerto Rico--8.0%

      6,000   Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Refunding Bonds, Series K, 5% due 7/01/2040                 6,018

              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation
              Revenue Bonds, Series A:
      4,600     4.68%** due 7/01/2031 (c)                                 1,297
     11,700     4.657%** due 7/01/2036 (a)                                2,560

              Puerto Rico Electric Power Authority, Power Revenue
              Bonds:
      3,425     Series RR, 5% due 7/01/2035 (c)                           3,555
      1,270     Trust Receipts, Class R, Series 16 HH, 8.451%
                due 7/01/2013 (d)(i)                                      1,531

      3,790   Puerto Rico Municipal Finance Agency Revenue Bonds,
              Series A, 5% due 8/01/2027 (d)                              3,924



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)


       Face
     Amount   Municipal Bonds                                          Value

Puerto Rico (concluded)

  $   1,000   Puerto Rico Public Finance Corporation,
              Commonwealth Appropriation Revenue Bonds,
              Series E, 5.70% due 2/01/2010 (e)                      $    1,087

      2,150   University of Puerto Rico, University Revenue Refunding
              Bonds, Series O, 5.375% due 6/01/2030 (b)                   2,173

              Total Municipal Bonds
              (Cost--$414,762)--157.1%                                  437,096



     Shares
       Held   Short-Term Securities                                    Value

      1,021   CMA Michigan Municipal Money Fund (j)                  $    1,021

              Total Short-Term Securities
              (Cost--$1,021)--0.4%                                        1,021

Total Investments
(Cost--$415,783*)--157.5%                                               438,117
Other Assets Less Liabilities--1.8%                                       5,169
Preferred Stock, at Redemption Value--(59.3%)                         (165,036)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  278,250
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                        $       415,588
                                                          ---------------
    Gross unrealized appreciation                         $        24,100
    Gross unrealized depreciation                                 (1,571)
                                                          ---------------
    Net unrealized appreciation                           $        22,529
                                                          ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                              Net                Dividend
    Affiliate                               Activity              Income

    CMA Michigan Municipal
       Money Fund                           (6,169)                $36

    See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Statement of Net Assets

As of October 31, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$414,761,450)                           $   437,095,496
       Investments in affiliated securities, at value (identified cost--$1,021,124)                                     1,021,124
       Cash                                                                                                                17,723
       Receivables:
           Interest                                                                            $     8,712,205
           Dividends from affiliates                                                                        56          8,712,261
                                                                                               ---------------
       Prepaid expenses                                                                                                    11,391
                                                                                                                  ---------------
       Total assets                                                                                                   446,857,995
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      3,169,378
           Investment adviser                                                                          175,475
           Dividends to Common Stock shareholders                                                      159,376
           Other affiliates                                                                              5,863          3,510,092
                                                                                               ---------------
       Accrued expenses                                                                                                    61,597
                                                                                                                  ---------------
       Total liabilities                                                                                                3,571,689
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.05 per share (2,000 Series
       A Shares, 2,000 Series B Shares and 1,600 Series C Shares) and $.10 per share
       (1,000 Series D Shares) of AMPS* authorized, issued and outstanding at $25,000
       per share liquidation preference                                                                               165,035,970
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   278,250,336
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (18,166,106 shares issued and outstanding)                          $     1,816,611
       Paid-in capital in excess of par                                                                               268,176,952
       Undistributed investment income--net                                                    $     2,873,508
       Accumulated realized capital losses--net                                                   (16,950,781)
       Unrealized appreciation--net                                                                 22,334,046
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  8,256,773
                                                                                                                  ---------------
       Total--Equivalent to $15.32 net asset value per share of Common Stock
       (market price--$15.31)                                                                                     $   278,250,336
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Statement of Operations

For the Year Ended October 31, 2005
Investment Income

       Interest                                                                                                   $    22,705,390
       Dividends from affiliates                                                                                           35,823
                                                                                                                  ---------------
       Total income                                                                                                    22,741,213
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,251,164
       Commission fees                                                                                 413,672
       Accounting services                                                                             156,457
       Transfer agent fees                                                                              94,526
       Professional fees                                                                                59,513
       Printing and shareholder reports                                                                 33,961
       Directors' fees and expenses                                                                     26,715
       Custodian fees                                                                                   25,300
       Pricing fees                                                                                     22,745
       Listing fees                                                                                     19,117
       Other                                                                                            49,139
                                                                                               ---------------
       Total expenses before reimbursement                                                           3,152,309
       Reimbursement of expenses                                                                      (11,989)
                                                                                               ---------------
       Total expenses after reimbursement                                                                               3,140,320
                                                                                                                  ---------------
       Investment income--net                                                                                          19,600,893
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          4,090,086
           Futures contracts and forward interest rate swaps--net                                       13,456          4,103,542
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (14,204,954)
           Forward interest rate swaps--net                                                            273,060       (13,931,894)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (9,828,352)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                                         (3,245,894)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     6,526,647
                                                                                                                  ===============

       See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    19,600,893    $    19,227,681
       Realized gain (loss)--net                                                                     4,103,542        (3,710,496)
       Change in unrealized appreciation/depreciation--net                                        (13,931,894)          4,332,920
       Dividends to Preferred Stock shareholders                                                   (3,245,894)        (1,327,132)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,526,647         18,522,973
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (17,757,326)       (18,192,244)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (17,757,326)       (18,192,244)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                159,122                 --
       Offering and underwriting costs resulting from the issuance of Preferred Stock                (373,118)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from Capital Stock transactions                            (213,996)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (11,444,675)            330,729
       Beginning of year                                                                           289,695,011        289,364,282
                                                                                               ---------------    ---------------
       End of year*                                                                            $   278,250,336    $   289,695,011
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,873,508    $     4,275,835
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Financial Highlights

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.96    $    15.94   $    15.74   $    15.81   $    14.48
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        1.08+++       1.06+++      1.10+++      1.10+++         1.08
       Realized and unrealized gain (loss)--net                        (.54)           .03          .15        (.12)         1.30
       Dividends to Preferred Stock shareholders from
       investment income--net                                          (.18)         (.07)        (.07)        (.11)        (.24)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .36          1.02         1.18          .87         2.14
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.98)        (1.00)        (.98)        (.94)        (.81)
       Capital charge resulting from issuance of Common Stock             --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends to Common Stock shareholders                    (.98)        (1.00)        (.98)        (.94)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    15.32    $    15.96   $    15.94   $    15.74   $    15.81
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    15.31    $    15.37   $    14.69   $    13.95   $    14.22
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              2.24%         7.04%        8.26%        6.33%       15.89%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 6.10%        11.85%       12.57%        4.77%       26.44%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                          1.10%         1.00%        1.01%        1.04%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.10%         1.02%        1.03%        1.04%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.84%         6.69%        6.83%        7.10%        7.10%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.13%          .46%         .45%         .70%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders            5.71%         6.23%        6.38%        6.40%        5.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.98%          .95%         .94%        1.40%        3.14%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Financial Highlights (concluded)

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  278,250    $  289,695   $  289,364   $  285,802   $  286,982
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $  165,000    $  140,000   $  140,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             30.16%        36.63%       33.39%       32.68%       68.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,686    $    3,069  $     3,067   $    3,041   $    3,050
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      505    $      250   $      240   $      354   $      792
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      480    $      232   $      230   $      362   $      783
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      482    $      226   $      240   $      333   $      782
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D++++--Investment income--net                       $      505            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series D was isssued on November 22, 2004.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA Michigan Municipal Money Fund. For the year ended October 31, 2005, FAM reimbursed the Fund in the amount of $11,989.

For the year ended October 31, 2005, the Fund reimbursed FAM $11,288 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $167,626,938 and $132,375,996, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2005 increased by 10,174 from the reinvestment of dividends. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows: Series A, 2.50%; Series B, 2.65%; Series C, 2.55%; and Series D, 2.50%.

Shares issued and outstanding during the year ended October 31, 2005 increased by 1,000 from the issuance of an additional series of preferred stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

For the year ended, October 31, 2005, Merrill Lynch, Pierce Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $250,000 in connection with the issuance of the Fund's Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned $234,699 as commissions.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.081000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005             10/31/2004

Distributions paid from:
   Tax-exempt income                 $    21,003,220        $    19,519,376
                                     ---------------        ---------------
Total distributions                  $    21,003,220        $    19,519,376
                                     ===============        ===============

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                        $     2,653,188
Undistributed long-term capital gains--net                               --
                                                            ---------------
Total undistributed earnings--net                                 2,653,188
Capital loss carryforward                                     (13,574,845)*
Unrealized gains--net                                          19,178,430**
                                                            ---------------
Total accumulated earnings--net                             $     8,256,773
                                                            ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $13,574,845, of which $1,006,344 expires in 2007, $7,490,629 expires in 2008, $1,124,652 expires in 2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Michigan Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
December 9, 2005



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield Michigan Insured Fund, Inc. during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



Fund Certification (unaudited)


In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and a director or trustee of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the fifth quintile for each of the one- and three-year periods, and ranked fourth out of five funds for the five-year period, ended August 31, 2003. The Board noted that the universe of comparable funds was very small. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stuebe has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual management fee rate was equal to the median of management fees charged by comparable funds as determined by Lipper, while the Fund's total expenses were lower than, and its actual management fee rate was slightly higher than, the median fees and expenses charged by comparable funds. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund.
The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Donald W. Burton        Director     2002 to  General Partner of The Burton Partnership,       23 Funds       Knology, Inc.
P.O. Box 9095                        present  Limited Partnership (an investment partnership)  42 Portfolios  (telecommuni-
Princeton,                                    since 1979; Managing General Partner of The                     cations); and
NJ 08543-9095                                 South Atlantic Venture Funds since 1983;                        Symbion, Inc.
Age: 61                                       Member of the Investment Advisory Council                       (healthcare)
                                              of the Florida State Board of Administration
                                              since 2001.


Laurie Simon Hodrick    Director     1999 to  Professor of Finance and Economics, Graduate     23 Funds       None
P.O. Box 9095                        present  School of Business, Columbia University          42 Portfolios
Princeton,                                    since 1998.
NJ 08543-9095
Age: 43


John Francis O'Brien    Director     2005 to  President and Chief Executive Officer of         23 Funds       ABIOMED
P.O. Box 9095                        present  Allmerica Financial Corporation (financial       42 Portfolios  (medical device
Princeton,                                    services holding company) from 1995 to 2002                     manufacturer),
NJ 08543-9095                                 and Director from 1995 to 2003; President of                    Cabot
Age: 62                                       Allmerica Investment Management Co., Inc.                       Corporation
                                              (investment adviser) from 1989 to 2002, Director                (chemicals),
                                              from 1989 to 2002 and Chairman of the Board from                LKQ Corporation
                                              1989 to 1990; President, Chief Executive Officer                (auto parts
                                              and Director of First Allmerica Financial Life                  manufacturing),
                                              Insurance Company from 1989 to 2002 and Director                and TJX Companies,
                                              of various other Allmerica Financial companies                  Inc. (retailer)
                                              until 2002; Director since 1989 and Member of
                                              the Governance Nominating Committee since 2004;
                                              Member of the Compensation Committee of ABIOMED
                                              since 1989 and Member of the Audit Committee of
                                              ABIOMED from 1990 to 2004; Director and
                                              member of the Governance and Nomination
                                              Committee of Cabot Corporation and Member
                                              of the Audit Committee since 1990; Director
                                              and Member of the Audit Committee and
                                              Compensation Committee of LKQ Corporation
                                              since 2003; Lead Director of TJX Companies,
                                              Inc. since 1999; Trustee of the Woods Hole
                                              Oceanographic Institute since 2003.


David H. Walsh          Director     2003 to  Consultant with Putnam Investments from 1993     23 Funds       None
P.O. Box 9095                        present  to 2003, and employed in various capacities      42 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director, The
NJ 08543-9095                                 National Audubon Society since 1998; Director,
Age: 64                                       The American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1998 to  Managing Director of FGW Associates since        23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment and   42 Portfolios  Pharmaceuticals,
Princeton,                                    Development of Warner Lambert Co. from 1979                     Inc.
NJ 08543-9095                                 to 1997; Director of the Michael J. Fox                         (pharmaceutical
Age: 64                                       Foundation for Parkinson's Research since                       company)
                                              2000; Director of BTG International PLC (a
                                              global technology commercialization company)
                                              since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIMfrom 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Fred K. Steube          Vice         1995 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011           President    present  Vice President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 55


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                              2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MIY


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD MICHIGAN INSURED FUND, INC.                          OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31,
           2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions.
           From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending October 31, 2005 - $32,000
                                Fiscal Year Ending October 31, 2004 - $31,500

           (b) Audit-Related Fees -
                                Fiscal Year Ending October 31, 2005 - $3,500
                                Fiscal Year Ending October 31, 2004 - $3,000

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending October 31, 2005 - $5,700
                                Fiscal Year Ending October 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                                Fiscal Year Ending October 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending October 31, 2005 - $9,200
               Fiscal Year Ending October 31, 2004 - $8,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           M. Colyer Crum (retired as of December 31, 2004)
           Laurie Simon Hodrick
           John F. O'Brien (as of November 22, 2004)
           David H. Walsh
           Fred G. Weiss

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

           (a)(1) Mr. Fred K . Stuebe is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Stuebe has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000 and has 25 years of experience investing in Municipal Bonds. He was a Vice President of MLIM from 1994 to 2000. He has been the portfolio manager of the Fund since 1992 and a Vice President of the Fund since 1995.

           (a)(2)  As of October 31, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           Fred K.
           Stuebe                     3            0           0               0               0            0
                       $  1,695,004,238      $     0     $     0         $     0         $     0      $     0

           (iv)   Potential Material Conflicts of Interest

          Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

          Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

          To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

          In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

          (a)(3)   As of October 31, 2005:

          Portfolio Manager Compensation

          The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

          Compensation Program

          The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

          Base Salary

          Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          Performance-Based Compensation

          MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, Michigan municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

          Cash Bonus

          Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          Stock Bonus

          A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

          Other Compensation Programs

          Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

          Other Benefits

          Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

          (a)(4)   Beneficial Ownership of Securities.    As of October 31,
                   2005, Mr. Stuebe does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: December 16, 2005